Goodwill	6 Months Ended
Oct. 31, 2023
Goodwill [Abstract]
GOODWILL
17.	GOODWILL

US$
COST
As of May 1, 2020	—
Acquisition of subsidiaries (note 14(b))	7,566
Exchange realignment	(9)
As of April 30, 2021	7,557
Exchange realignment	(80)
As of April 30, 2022	7,477
Reclassified as held for sale (note 15)	(7,484)
Exchange realignment	7
As of April 30, 2023 and October 31, 2023	—

For the purpose of impairment testing as of April 30, 2021 and 2022, goodwill has been allocated to a cash-generating unit providing digital solutions services — financial services. The recoverable amount of this cash-generating unit has been determined based on value in use calculation which uses cash flow projections based on financial budgets approved by management covering a 5-year period, and pre-tax discount rate of 28.03% for the years ended April 30, 2021 and 2022, respectively. Cash flows beyond the 5-year period are extrapolated using a steady 1.5% growth rate for the years ended April 30, 2021 and 2022, respectively. Other key assumptions for the value in use calculation relate to the estimation of cash inflows/outflows which include budgeted sales and gross margin and such estimation is based on this cash-generating unit’s past performance and management’s expectations for the market development. Based on the result of the assessment, management of the Group determined that the recoverable amount of the cash-generating unit is higher than the carrying amount. As of April 30, 2021 and 2022, the Company determined that there is no impairment of goodwill.

Management believes that any reasonably possible changes in any of these assumptions would not cause the carrying amount of this cash-generating unit to exceed its recoverable amount.